Blackstone Floating Rate Enhanced Income Fund

Portfolio of Investments

June 30, 2023

	Principal
	Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 135.30%
Aerospace & Defense - 5.50%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029(b)	$1,943,182	$1,904,319
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	2,976,054	2,601,026
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	605,299	529,022
Avolon TLB Borrower 1 (US) TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	1,059,759	1,060,517
LSF11 Trinity BidCo, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.50%, 06/14/2030(b)	1,059,327	1,058,003
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	3,257,244	3,206,643
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	1,810,079	1,811,129
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	1,221,794	1,223,071
		13,393,730

Air Freight & Logistics - 0.61%
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	1,552,003	1,477,965

Automobile Components - 2.70%
Belron Luxembourg Sarl, First Lien Term Loan, 1M US SOFR + 2.85%, 0.50% Floor, 04/18/2029	523,886	524,871
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	2,101,533	1,999,651
Clarios Global LP, TL, First Lien Term Loan, 3M US SOFR + 3.75%, 05/06/2030	2,009,463	2,007,263
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	1,114,712	1,106,702
Phinia Inc., TL, First Lien Term Loan, 6M US SOFR + 3.75%, 06/08/2028	939,167	939,167
		6,577,654

Beverages - 1.06%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	2,658,848	2,577,009

Biotechnology - 0.94%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	2,322,991	2,289,598

Broadline Retail - 1.02%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	2,474,684	2,474,238

Building Products - 4.58%
Arc Falcon I, Inc., First Lien Initial Term Loan, 1M SOFR + 3.75%, 09/30/2028	46	43
Chariot Buyer LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	1,575,931	1,542,868
3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,867,942	1,867,475
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 04/12/2028	1,175,311	1,129,773
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	2,469,265	2,330,986
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	3,238,735	3,165,864
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	1,132,310	1,108,248
		11,145,257

Capital Markets - 1.75%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	1,076,834	1,064,720
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/30/2028	3,232,510	3,199,748
		4,264,468

	Principal Amount	Value
Chemicals - 2.07%
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/09/2028	1,443,662	1,439,490
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	557,963	551,164
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 0.50% Floor, 08/30/2028	1,075,306	1,068,924
Messer Industries LLC Tl, First Lien Term Loan, 3M US L + 2.50%, 03/02/2026	1,362,066	1,362,958
Nouryon Finance B.V., TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 04/03/2028	609,043	606,250
		5,028,786

Commercial Services & Supplies - 4.75%
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	2,385,997	2,252,787
Allied Universal Holdco LLC, TLB, First Lien Term Loan, 3M US SOFR + 4.75%, 05/12/2028	2,160,000	2,115,007
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	2,331,391	2,314,570
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	176,400	175,127
Covanta Holding Corporation, TL, First Lien Term Loan:
1M US SOFR + 3.00%, 11/30/2028	41,788	41,677
1M US SOFR + 3.00%, 11/30/2028	557,171	555,691
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	860,357	766,256
Revspring, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 10/11/2025	1,719,000	1,657,408
TMF Sapphire Bidco B.V., TLB, First Lien Term Loan, 1M US SOFR + 5.00%, 05/05/2028	418,182	418,966
United Site Cov-Lite, First Lien Term Loan, 3M US L + 4.25%, 12/15/2028	1,551,712	1,278,805
		11,576,294

Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	517,874	124,290

Construction & Engineering - 1.62%
Aegion Corp., First Lien Initial Term Loan, 1M US SOFR + 4.75%, 0.75% Floor, 05/17/2028	2,152,022	2,092,174
APi Group DE, Inc., First Lien Term Loan, 1M US SOFR + 2.75%, 01/03/2029	1,270,965	1,274,835
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	648,490	587,810
		3,954,819

Construction Materials - 1.62%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.50%, 02/01/2027	1,989,691	1,988,348
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	1,977,275	1,963,958
		3,952,306

Containers & Packaging - 2.64%
Berry Global, Inc., First Lien Term Loan, 1M US L + 1.75%, 07/01/2026	382,560	382,564
LABL, Inc., First Lien Term Loan, 1M US SOFR + 5.00%, 10/29/2028	809,107	802,485
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 1M US SOFR + 1.75%, 02/04/2027	2,478,039	2,478,324
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	1,298,794	1,281,169
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 03/03/2028	1,530,575	1,493,267
		6,437,809

Distributors - 0.54%
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	1,370,834	1,320,140

Diversified Consumer Services - 4.17%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	836,969	822,322
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	1,813,433	1,781,698
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(c)	704,892	87,407
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	269,591	261,503
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 1M US SOFR + 2.75%, 0.75% Floor, 09/23/2026	2,034,359	2,036,322
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029(b)	732,743	691,527
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	1,935,115	1,786,111
Weld North Education LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/21/2027	2,727,393	2,686,141
		10,153,031

	Principal Amount	Value
Diversified Telecommunication Services - 4.43%
Level 3 Financing, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 03/01/2027	4,212,903	3,935,126
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 03/15/2027	1,987,312	1,538,924
Telenet Financing USD LLC, First Lien Term Loan, 1M US L + 2.00%, 04/30/2028	2,778,642	2,733,989
Telesat Canada, First Lien B-5 Term Loan, 3M US L + 2.75%, 12/07/2026	1,293,598	801,869
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	1,831,796	1,788,153
		10,798,061

Electric Utilities - 0.50%
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	1,222,672	1,218,343

Electrical Equipment - 0.55%
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	1,374,016	1,347,567

Electronic Equipment, Instruments & Components - 0.96%
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	1,764,013	1,760,714
LTI Holdings, Inc., First Lien Term Loan, 3M US L + 4.75%, 07/24/2026	599,885	585,638
		2,346,352

Entertainment - 1.38%
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.15%, 0.75% Floor, 11/26/2026	2,435,995	2,429,905
NASCAR Holdings, Inc., TLB, First Lien Term Loan, 1M US SOFR + 2.50%, 10/19/2026	922,896	925,277
		3,355,182

Financial Services - 3.81%
FleetCor Technologies Operating Co. LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 04/28/2028	1,786,343	1,775,401
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	696,811	641,066
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	1,122,607	1,099,807
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	1,192,784	1,058,595
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	2,821,184	2,604,884
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028(b)	2,100,791	2,103,417
		9,283,170

Food Products - 2.19%
CH Guenther 11/21 TL, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028(b)	1,840,000	1,828,500
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	1,651,512	1,645,112
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,869,238	1,863,985
		5,337,597

Ground Transportation - 2.46%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	1,934,961	1,914,402
Uber Technologies, Inc., TLB, First Lien Term Loan, 3M US SOFR + 2.75%, 03/03/2030	2,245,618	2,248,291
XPO, Inc., TLB, First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	1,825,035	1,833,677
		5,996,370

Health Care Equipment & Supplies - 4.64%
Artivion, Inc., First Lien Initial Term Loan, 3M SOFR + 3.50%, 1.00% Floor, 06/01/2027	2,378,375	2,256,495
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	3,213,539	3,050,452
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	1,848,818	1,710,157
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,353,185	2,329,653
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	2,008,577	1,952,930
		11,299,687

	Principal Amount	Value
Health Care Providers & Services - 11.52%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 6M US L + 4.00%, 07/01/2026	555,686	434,824
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2026	2,674,928	2,093,131
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	1,589,662	1,569,155
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	1,097,222	1,094,134
Envision Healthcare Corp., First Lien Term Loan:
3M US SOFR + 4.25%, 03/31/2027(c)	1,843,417	416,502
3M US SOFR + 7.88%, 03/31/2027(c)	285,684	314,609
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	615,977	349,567
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/02/2025	2,275,673	1,291,444
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 3M US L + 4.00%, 04/30/2025	71,118	70,495
Heartland Dental, LLC, TL, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	2,466,726	2,385,522
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	2,017,692	1,873,659
Medical Solutions LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/01/2028	94,587	89,101
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	1,324,090	927,525
National Mentor Holdings, Inc., TL, First Lien Term Loan, 1M US L + 3.75%, 03/02/2028	3,297,330	2,509,070
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	93,780	71,361
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,959,912	1,751,671
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	2,381,667	2,109,764
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 1.88%, 12/29/2028(d)	217,114	212,935
3M US L + 3.25%, 0.50% Floor, 12/29/2028	1,683,429	1,651,023
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	3,373,588	3,099,484
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 3M US L + 3.50%, 03/05/2026	1,930,060	1,911,001
Radiology Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 07/09/2025	1,359,540	1,031,130
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	796,075	795,514
		28,052,621

Health Care Technology - 2.40%
AthenaHealth Group, Inc. Delayed Draw, First Lien Term Loan, 3M US L + 3.50%, 02/15/2029(d)	65,355	63,068
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.80%, 02/15/2029	2,592,609	2,501,867
GHX Ultimate Parent Corp, TL, First Lien Term Loan, 3M US L, 06/30/2027	497,100	498,499
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	1,036,597	1,015,030
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,754,475	1,756,116
		5,834,580

Hotels, Restaurants & Leisure - 7.02%
1011778 B.C. Unlimited Liability Company, First Lien B-4 Term Loan, 1M US L + 1.75%, 11/19/2026	1,984,576	1,973,819
Aramark Services, Inc., First Lien Term Loan, 1M US L + 2.50%, 04/06/2028	1,746,164	1,747,037
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/02/2028	1,942,021	1,901,637
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,864,376	1,866,809
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	1,213,999	1,205,398
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	1,798,966	1,804,381
IRB Holding Corp., First Lien Term Loan, 3M US SOFR + 3.00%, 0.75% Floor, 12/15/2027	1,800,000	1,789,875
Tacala Investment Corp., Second Lien Initial Term Loan, 3M US L + 7.50%, 0.75% Floor, 02/04/2028	2,000,000	1,895,000
Whatabrands LLC, First Lien Initial B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 08/03/2028	2,930,677	2,917,166
		17,101,122

Household Durables - 0.00%(g)
Osmosis Buyer Limited, First Lien Initial B Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 07/31/2028	996	979

	Principal Amount	Value
Independent Power and Renewable Electricity Producers - 0.41%
Calpine Corp., First Lien Term Loan, 1M US L + 2.00%, 04/05/2026	987,094	987,400

Industrial Conglomerates - 4.80%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	1,202,416	1,171,610
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor, 05/19/2028	2,745,921	2,697,867
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	96,467	91,613
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,784,416	1,694,634
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	2,195,627	2,172,759
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	2,351,441	2,292,067
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	1,583,994	1,573,706
		11,694,256

Insurance - 2.38%
AmWINS Group, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.75% Floor, 02/19/2028	2,489,695	2,471,034
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	323,437	323,066
Broadstreet Partners, Inc., TLB3, First Lien Term Loan, 3M US SOFR + 4.00%, 01/27/2029	761,298	758,443
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	1,312,431	1,307,509
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR, 0.50% Floor, 04/18/2030	933,706	933,123
		5,793,175

Interactive Media & Services - 1.27%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US L + 2.75%, 0.75% Floor, 06/26/2028	696,456	698,051
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	1,610,000	1,546,808
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	972,997	851,528
		3,096,387

IT Services - 3.88%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028(b)	1,937,090	1,893,505
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	2,302,775	2,122,399
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	3,519,794	3,286,607
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,679,404	1,535,613
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030	612,405	613,554
		9,451,678

Leisure Products - 0.50%
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,210,932	1,213,203

Life Sciences Tools & Services - 2.48%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US L + 2.00%, 0.50% Floor, 02/22/2028	2,040,986	2,003,351
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	2,885,459	2,494,883
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 11/15/2028	1,546,096	1,536,046
		6,034,280

Machinery - 0.30%
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	724,906	724,079

Media - 7.49%
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	2,692,010	2,679,102
Cogeco Communications USA II LP, First Lien Term Loan, 1M US L + 2.00%, 01/03/2025	2,029,882	2,030,724
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	1,394,366	1,211,272
Radiate Holdco, LLC,, First Lien Term Loan, 1M US L + 3.25%, 09/25/2026	1,836,020	1,536,978
Univision Communications, Inc., First Lien Term Loan:
1M US L + 3.25%, 0.75% Floor, 03/15/2026	2,337,083	2,320,805
3M US SOFR + 4.25%, 06/24/2029	309,931	309,801
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US L + 2.25%, 04/30/2028	2,432,836	2,399,384
Virgin Media Bristol LLC, First Lien Term Loan:
1M US L + 2.50%, 01/31/2028	1,842,113	1,829,108
1M US L + 3.25%, 01/31/2029	900,000	897,426
Ziggo Financing Partnership, First Lien I Facility Term Loan, 1M US L + 2.50%, 04/30/2028	3,072,991	3,031,291
		18,245,891

	Principal Amount	Value
Mortgage Real Estate Investment - 0.34%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US L + 2.75%, 0.50% Floor, 04/23/2026	436,650	412,634
1M US SOFR + 2.25%, 04/23/2026	436,598	410,620
		823,254

Oil, Gas & Consumable Fuels - 1.88%
Buckeye Partners LP, First Lien Term Loan, 1M US L + 2.25%, 11/01/2026	1,101,527	1,095,446
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	2,953,650	2,899,244
Whitewater Whistler Holdings, LLC TLB 1L, First Lien Term Loan, 3M US SOFR + 3.25%, 02/15/2030	590,086	590,455
		4,585,145

Passenger Airlines - 2.66%
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	1,293,484	1,295,217
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	875,318	860,788
Apple Bidco LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 09/22/2028	933,701	930,199
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	2,082,413	2,053,561
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,338,859	1,340,352
		6,480,117

Pharmaceuticals - 1.36%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	1,889,506	1,857,621
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,532,013	1,453,497
		3,311,118

Professional Services - 7.42%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	1,839,458	1,837,848
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	2,669,198	2,402,278
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	2,622,450	2,373,973
Corporation Service Company, First Lien Term Loan, 1M US SOFR + 3.25%, 11/02/2029	830,260	832,647
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.75%, 0.75% Floor, 04/07/2028	440,000	412,638
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US SOFR + 3.25%, 02/06/2026	1,346,076	1,348,937
EP Purcasher, LLC, First Lien Term Loan, 3M US L + 3.50%, 11/06/2028	149,621	146,816
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US SOFR + 4.75%, 04/29/2029	974,090	918,080
Inmar, Inc., TL, First Lien Term Loan, 1M US SOFR + 5.25%, 05/01/2026	2,278,197	2,218,394
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.50%, 05/23/2025	1,157,982	1,154,219
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 10/26/2026	147,929	145,710
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	2,824,949	2,821,220
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US L + 2.25%, 12/01/2028	516,335	515,715
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	1,026,154	946,627
VT Topco, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 08/01/2025	4,594	4,542
		18,079,644

Semiconductors & Semiconductor Equipment - 0.93%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	2,272,139	2,271,435

	Principal Amount	Value
Software - 13.32%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	824,941	810,331
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	2,466,195	2,462,175
Cloudera, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/08/2028	583,558	570,976
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	2,303,463	2,248,768
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	2,634,384	2,461,516
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	1,124,404	1,049,558
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	864,356	842,747
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	1,162,407	1,160,849
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	3,226,461	2,952,212
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	3,005,003	2,903,584
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,687,378	1,532,350
Ivanti Software, Inc., First Lien First Amendment Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	353,982	297,290
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	772,388	512,677
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028	2,173,733	2,175,091
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	2,425,074	1,833,963
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	601,219	583,934
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	422,019	400,655
Quartz Acquireco, LLC, TL, First Lien Term Loan, 1M US SOFR + 3.50%, 04/14/2030(b)	619,793	620,568
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,995,651	1,559,103
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	1,933,630	1,884,254
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	278,493	278,029
1M US L + 2.25%, 0.50% Floor, 03/22/2029	419,684	418,985
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	3,026,942	2,883,480
		32,443,095

Specialty Retail - 1.07%
EG America LLC, First Lien Term Loan:
1M US SOFR + 4.00%, 02/28/2028(b)	566,574	563,032
1M US SOFR + 4.00%, 0.50% Floor, 02/28/2028(b)	849,860	814,804
1M US SOFR + 4.25%, 02/28/2028(b)	125,501	124,716
1M US SOFR + 4.25%, 0.50% Floor, 02/28/2028(b)	188,251	180,486
1M US SOFR + 5.50%, 0.50% Floor, 02/29/2028(b)	957,149	921,256
		2,604,294

Technology Hardware, Storage & Peripherals - 0.76%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	2,164,623	1,839,929

Textiles, Apparel & Luxury Goods - 0.49%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	1,349,755	1,184,410

Trading Companies & Distributors - 2.97%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	2,079,783	2,025,781
Park River Holdings, Inc., First Lien Initial Term Loan, 6M US L + 3.25%, 0.75% Floor, 12/28/2027	2,501,650	2,405,424
SRS Distribution, Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 06/02/2028	1,832,338	1,792,265
Windsor Holdings III, LLC, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 06/21/2030	1,024,939	1,008,156
		7,231,626

Wireless Telecommunication Services - 1.11%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	2,740,471	2,694,225

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $339,940,958)		329,507,666

	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 4.48%
Financial Services - 4.48%
Allegro CLO XII, Ltd., 3M US L + 7.10%, 01/21/2032(b)(e)	1,000,000	930,041
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(e)	250,000	234,491
HalseyPoint CLO 4, Ltd., 3M US L + 6.71%, 04/20/2034(b)(e)	1,000,000	907,029
Halseypoint CLO 5, Ltd., 3M US L + 6.94%, 01/30/2035(b)(e)	1,500,000	1,375,548
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(e)	833,000	694,915
Jamestown CLO XIV, Ltd., 3M US L + 7.20%, 10/20/2034(b)(e)	1,000,000	911,451
Palmer Square CLO 2019-1, Ltd., 3M US L + 6.50%, 11/14/2034(b)(e)	1,000,000	911,949
Parallel 2021-2, Ltd., 3M US L + 7.20%, 10/20/2034(b)(e)	1,000,000	893,634
Parallel CLO 2019-1, Ltd., 3M US L + 6.72%, 07/20/2032(b)(e)	667,000	547,260
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	949,074
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(e)	500,000	461,925
Regatta CLO XV Funding, Ltd., 3M US L + 3.30%, 10/25/2031(b)(e)	250,000	240,691
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(e)	500,000	468,815
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(b)(e)	1,000,000	906,187
Romark CLO, Ltd., 3M US L + 3.00%, 10/23/2030(b)(e)	500,000	471,358
		10,904,368

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $11,801,983)		10,904,368

CORPORATE BONDS - 3.34%
Aerospace & Defense - 0.19%
Bombardier, Inc., 7.500%, 02/01/2029(e)	132,000	130,624
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	13,000	10,919
TransDigm, Inc.:
4.625%, 01/15/2029	70,000	62,351
4.880%, 05/01/2029	110,000	98,391
Triumph Group, Inc., 7.750%, 08/15/2025	164,000	159,620
		461,905

Air Freight & Logistics - 0.02%
Allegiant Travel Co., 7.250%, 08/15/2027(e)	40,000	39,893

Automobile Components - 0.02%
Patrick Industries, Inc., 4.750%, 05/01/2029(e)	65,000	55,904

Automobiles - 0.07%
Ford Motor Credit Co. LLC, 6.800%, 05/12/2028	161,000	161,322

Banks - 0.03%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(e)	90,000	85,739

Broadline Retail - 0.05%
Nordstrom, Inc., 5.000%, 01/15/2044	14,000	9,744
Rakuten Group, Inc., 10.250%, 11/30/2024(e)	105,000	104,211
		113,955

Building Products - 0.06%
Griffon Corp., 5.750%, 03/01/2028	60,000	56,179
JELD-WEN, Inc., 4.880%, 12/15/2027(e)	105,000	93,126
		149,305

Chemicals - 0.05%
Chemours Co., 4.630%, 11/15/2029(e)	25,000	21,151
FMG Resources August 2006 Pty, Ltd., 6.125%, 04/15/2032(e)	78,000	74,447
Valvoline, Inc., 3.630%, 06/15/2031(e)	20,000	16,278
		111,876

Commercial Services & Supplies - 0.01%
Deluxe Corp., 8.000%, 06/01/2029(e)	13,000	10,192
GFL Environmental, Inc., 4.000%, 08/01/2028(e)	15,000	13,430
		23,622

	Principal Amount	Value
Communications Equipment - 0.04%
CommScope, Inc., 8.250%, 03/01/2027(e)	30,000	24,042
Viasat, Inc., 6.500%, 07/15/2028(e)	88,000	74,659
		98,701

Construction & Engineering - 0.03%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(e)	25,000	23,698
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	21,000	17,559
Tutor Perini Corp., 6.875%, 05/01/2025(e)	45,000	37,377
		78,634

Consumer Finance - 0.26%
Enova International, Inc., 8.500%, 09/15/2025(e)	25,000	24,373
FirstCash, Inc., 5.625%, 01/01/2030(e)	90,000	81,425
goeasy, Ltd., 4.375%, 05/01/2026(e)	90,000	82,183
Navient Corp.:
5.000%, 03/15/2027	112,000	100,299
9.375%, 07/25/2030	75,000	74,666
5.625%, 08/01/2033	5,000	3,765
OneMain Finance Corp.:
3.500%, 01/15/2027	68,000	58,410
6.625%, 01/15/2028	15,000	14,164
3.880%, 09/15/2028	75,000	61,380
5.375%, 11/15/2029	20,000	17,022
SLM Corp.:
4.200%, 10/29/2025	85,000	79,058
3.125%, 11/02/2026	10,000	8,660
Synchrony Financial, 7.250%, 02/02/2033	16,000	14,424
World Acceptance Corp., 7.000%, 11/01/2026(e)	20,000	17,519
		637,348

Consumer Staples Distribution & Retail - 0.02%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.500%, 02/15/2028(e)	40,000	40,112

Containers & Packaging - 0.01%
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(e)	15,000	14,036

Diversified Consumer Services - 0.02%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(e)	35,000	31,803
WW International, Inc., 4.500%, 04/15/2029(e)	30,000	17,761
		49,564

Diversified REITs - 0.07%
Service Properties Trust:
4.750%, 10/01/2026	103,000	89,539
4.950%, 02/15/2027	85,000	72,781
		162,320

Diversified Telecommunication Services - 0.08%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	85,000	82,314
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	115,000	107,629
		189,943

Electric Utilities - 0.01%
PG&E Corp., 5.000%, 07/01/2028	35,000	32,148

Energy Equipment & Services - 0.14%
Archrock Lp/fin Aplp 6 7/8 04/01/27, 6.875%, 04/01/2027(e)	2,000	1,922
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(e)	110,000	103,433
Enerflex, Ltd., 9.000%, 10/15/2027(e)	59,000	57,462
Oceaneering International, Inc., 6.000%, 02/01/2028	60,000	56,907
Transocean, Inc.:
8.000%, 02/01/2027(e)	130,000	117,993
7.500%, 04/15/2031	15,000	11,839
		349,556

	Principal Amount	Value
Entertainment - 0.01%
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(e)	29,000	21,035

Financial Services - 0.15%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(e)	27,000	24,639
MGIC Investment Corp., 5.250%, 08/15/2028	60,000	56,650
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	144,000	134,133
5.500%, 08/15/2028(e)	5,000	4,386
5.750%, 11/15/2031(e)	29,000	23,853
PennyMac Financial Services, Inc.:
4.250%, 02/15/2029(e)	20,000	16,083
5.750%, 09/15/2031(e)	95,000	77,575
PHH Mortgage Corp., 7.875%, 03/15/2026(e)	36,000	32,188
		369,507

Food Products - 0.03%
Post Holdings, Inc., 5.500%, 12/15/2029(e)	70,000	64,682

Gas Utilities - 0.01%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(e)	35,000	29,353

Ground Transportation - 0.01%
XPO, Inc., 7.125%, 06/01/2031(e)	30,000	30,265

Health Care Providers & Services - 0.12%
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(e)	12,000	7,507
6.125%, 04/01/2030(e)	52,000	31,037
DaVita, Inc.:
4.625%, 06/01/2030(e)	95,000	81,661
3.750%, 02/15/2031(e)	25,000	20,020
Encompass Health Corp., 4.625%, 04/01/2031	140,000	124,287
Tenet Healthcare Corp., 6.875%, 11/15/2031	22,000	21,976
		286,488

Health Care REITs - 0.01%
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 08/01/2029	22,000	16,652

Health Care Technology - 0.05%
MPH Acquisition Holdings LLC, 5.750%, 11/01/2028(e)	163,000	122,882

Hotels, Restaurants & Leisure - 0.30%
1011778 BC ULC / New Red Finance, Inc., 4.380%, 01/15/2028(e)	100,000	92,454
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(e)	10,000	8,947
Carnival Corp.:
7.625%, 03/01/2026(e)	164,000	160,773
5.750%, 03/01/2027(e)	3,000	2,765
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029(e)	28,000	23,075
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	20,000	18,572
NCL Corp., Ltd.:
5.875%, 03/15/2026(e)	135,000	126,423
7.750%, 02/15/2029(e)	34,000	32,324
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(e)	60,000	55,131
7.500%, 10/15/2027	105,000	105,580
Station Casinos LLC, 4.500%, 02/15/2028(e)	30,000	26,964
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027(e)	80,000	75,875
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.130%, 10/01/2029(e)	10,000	8,973
		737,856

	Principal Amount	Value
Household Durables - 0.15%
Beazer Homes USA, Inc., 7.250%, 10/15/2029	65,000	63,269
Century Communities, Inc., 3.880%, 08/15/2029(e)	45,000	39,050
M/I Homes, Inc.:
4.950%, 02/01/2028	50,000	46,659
3.950%, 02/15/2030	10,000	8,539
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(e)	20,000	19,357
5.130%, 08/01/2030(e)	50,000	46,210
Tempur Sealy International, Inc., 4.000%, 04/15/2029(e)	140,000	121,354
TopBuild Corp., 4.125%, 02/15/2032(e)	40,000	34,121
		378,559

Household Products - 0.05%
Energizer Holdings, Inc.:
6.500%, 12/31/2027(e)	115,000	110,705
4.750%, 06/15/2028(e)	5,000	4,465
		115,170

Interactive Media & Services - 0.07%
ANGI Group LLC, 3.875%, 08/15/2028(e)	47,000	38,432
Cinemark USA, Inc., 5.250%, 07/15/2028(e)	102,000	89,828
ZipRecruiter, Inc., 5.000%, 01/15/2030(e)	45,000	38,362
		166,622

IT Services - 0.01%
Unisys Corp., 6.875%, 11/01/2027(e)	35,000	25,247

Leisure Products - 0.01%
Vista Outdoor, Inc., 4.500%, 03/15/2029(e)	38,000	30,819

Machinery - 0.02%
Allison Transmission, Inc., 3.750%, 01/30/2031(e)	53,000	44,821

Marine Transportation - 0.01%
Danaos Corp., 8.500%, 03/01/2028(e)	25,000	25,102

Media - 0.16%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(e)	40,000	37,291
5.000%, 02/01/2028(e)	40,000	36,485
5.375%, 06/01/2029(e)	22,000	19,910
4.750%, 03/01/2030(e)	5,000	4,280
7.380%, 03/01/2031(e)	30,000	29,252
4.500%, 05/01/2032	18,000	14,390
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(e)	43,000	33,808
7.500%, 06/01/2029(e)	17,000	12,599
DISH DBS Corp.:
5.875%, 11/15/2024	55,000	48,174
7.750%, 07/01/2026	14,000	8,601
Gray Television, Inc., 7.000%, 05/15/2027(e)	10,000	8,542
News Corp., 3.875%, 05/15/2029(e)	10,000	8,788
Nexstar Media, Inc.:
5.625%, 07/15/2027(e)	20,000	18,662
4.750%, 11/01/2028(e)	40,000	34,745
Scripps Escrow, Inc., 5.875%, 07/15/2027(e)	15,000	12,162
Townsquare Media, Inc., 6.875%, 02/01/2026(e)	46,000	44,031
Urban One, Inc., 7.375%, 02/01/2028(e)	17,000	14,828
		386,548

	Principal Amount	Value
Metals & Mining - 0.07%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	52,000	46,637
IAMGOLD Corp., 5.750%, 10/15/2028(e)	40,000	29,981
Mineral Resources, Ltd., 8.000%, 11/01/2027(e)	55,000	54,980
New Gold, Inc., 7.500%, 07/15/2027(e)	25,000	23,377
Taseko Mines, Ltd., 7.000%, 02/15/2026(e)	20,000	18,249
		173,224

Mortgage Real Estate Investment - 0.10%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(e)	45,000	35,139
Rithm Capital Corp., 6.250%, 10/15/2025(e)	50,000	46,934
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(e)	25,000	21,545
4.380%, 01/15/2027(e)	160,000	137,949
		241,567

Oil, Gas & Consumable Fuels - 0.45%
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.875%, 08/20/2026	1,000	942
5.750%, 05/20/2027	50,000	46,021
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 03/01/2027(e)	150,000	144,801
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(e)	16,000	15,754
CNX Resources Corp., 6.000%, 01/15/2029(e)	68,000	63,096
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.:
5.625%, 05/01/2027(e)	50,000	47,450
6.000%, 02/01/2029(e)	20,000	18,695
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	35,000	32,462
Energean PLC, 6.500%, 04/30/2027(e)	15,000	13,709
EQM Midstream Partners LP, 6.500%, 07/15/2048	30,000	27,177
Hess Midstream Operations LP:
5.130%, 06/15/2028(e)	105,000	98,368
4.250%, 02/15/2030(e)	25,000	21,837
5.500%, 10/15/2030(e)	30,000	27,785
MEG Energy Corp., 5.875%, 02/01/2029(e)	60,000	56,485
Northern Oil and Gas, Inc.:
8.125%, 03/01/2028(e)	40,000	39,240
8.750%, 06/15/2031(e)	16,000	15,740
NuStar Logistics LP, 6.000%, 06/01/2026	70,000	68,251
Parkland Corp.:
5.875%, 07/15/2027(e)	60,000	57,946
4.500%, 10/01/2029(e)	64,000	55,584
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	35,000	32,747
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	133,000	118,147
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(e)	55,000	48,266
Vital Energy, Inc., 9.500%, 01/15/2025	40,000	39,743
		1,090,246

Paper & Forest Products - 0.01%
Louisiana-Pacific Corp., 3.625%, 03/15/2029(e)	30,000	26,293

Passenger Airlines - 0.01%
American Airlines, Inc., 7.250%, 02/15/2028(e)	30,000	29,852

Personal Care Products - 0.01%
Edgewell Personal Care Co., 4.125%, 04/01/2029(e)	25,000	21,841

Real Estate Management & Development - 0.10%
Forestar Group, Inc., 3.850%, 05/15/2026(e)	65,000	59,800
Howard Hughes Corp., 4.125%, 02/01/2029(e)	135,000	111,864
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	45,000	35,623
4.750%, 02/01/2030	7,000	5,286
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(e)	56,000	41,963
		254,536

	Principal Amount	Value
Software - 0.09%
Fair Isaac Corp., 4.000%, 06/15/2028(e)	70,000	64,281
MicroStrategy, Inc., 6.125%, 06/15/2028(e)	45,000	40,388
Open Text Corp., 3.880%, 02/15/2028(e)	50,000	44,083
Open Text Holdings, Inc., 4.125%, 12/01/2031(e)	60,000	49,269
Pitney Bowes, Inc., 7.250%, 03/15/2029(e)	23,000	15,182
		213,203

Specialized REITs - 0.00%(g)
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	17,000	12,048

Specialty Retail - 0.11%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	80,000	69,740
Bath & Body Works, Inc., 6.750%, 07/01/2036	32,000	28,836
Carvana Co., 5.500%, 04/15/2027(e)	30,000	20,109
Group 1 Automotive, Inc., 4.000%, 08/15/2028(e)	15,000	13,223
Iron Mountain, Inc.:
7.000%, 02/15/2029(e)	25,000	25,069
4.875%, 09/15/2029(e)	50,000	44,802
5.250%, 07/15/2030(e)	20,000	18,039
4.500%, 02/15/2031(e)	50,000	43,007
		262,825

Technology Hardware, Storage & Peripherals - 0.04%
Seagate HDD Cayman, 8.250%, 12/15/2029(e)	40,000	41,815
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	79,000	67,286
		109,101

TOTAL CORPORATE BONDS
(Cost $8,117,500)		8,142,227

	Shares	Value
COMMON STOCK - 0.11%
Health Care Equipment & Supplies - 0.11%
Carestream Health Holdings Inc(b)(f)	35,172	263,790

TOTAL COMMON STOCK
(Cost $666,158)		263,790

EXCHANGE TRADED FUNDS - 2.33%
Capital Markets - 2.33%
SPDR Blackstone Senior Loan ETF	135,790	5,685,528

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,673,306)		5,685,527

SHORT TERM INVESTMENTS - 3.82%
Fidelity Treasury Portfolio
(4.98% 7-Day Yield)	9,280,163	9,280,163

TOTAL SHORT TERM INVESTMENTS
(Cost $9,280,163)		9,280,163

Total Investments- 149.38%
(Cost $375,480,068)		363,783,741

Liabilities in Excess of Other Assets - (49.38)%		(120,249,549)

Net Assets - 100.00%		$243,534,192

Amounts above are shown as a percentage of net assets as of June 30, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2023 was 5.22%

3M US L - 3 Month LIBOR as of June 30, 2023 was 5.55%

6M US L - 6 Month LIBOR as of June 30, 2023 was 5.76%

1M US SOFR- 1 Month SOFR as of June 30, 2023 was 5.06%

3M US SOFR - 3 Month SOFR as of June 30, 2023 was 5.00%

6M US SOFR - 6 Month SOFR as of June 30, 2023 was 4.78%

PRIME - US Prime Rate as of June 30, 2023 was 8.25%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end.
(d)	A portion of this position was not funded as of June 30, 2023. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2023, the Fund has unfunded delayed draw loans in the amount of $291,925. Fair value of these unfunded delayed draws was $282,319.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $16,767,829, which represented approximately 6.89% of net assets as of June 30, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Non-income producing security.
(g)	Amount represents less that 0.005% of net assets.

NOTE 1. ORGANIZATION

Blackstone Floating Rate Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. Blackstone Liquid Credit Strategies LLC (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”), Brokerage Class T-I Common Shares (“Class T-I Shares”) and Brokerage Class U Common Shares (“Class U Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018, Class D Shares commenced operations on October 1, 2018, Class T-I Shares commenced operations on April 22, 2019 and Class U Shares commenced operations on November 29, 2019. As of June 30, 2023, Class I Shares (BGFLX), Class T Shares (BGFTX), Class D Shares (BGFDX), Class T-I Shares (BGFPX) and Class U Shares (BGFVX) were outstanding.

The Fund was previously classified as a non-diversified management investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund is now classified as a diversified management investment company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, excepting cash and cash items, U.S. government securities, and securities of other investment companies). The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under reporting requirements of U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s NAV is determined daily on each day that the New York Stock Exchange (the “Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Non-U.S. Instruments are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

On December 3, 2020, the U.S. Securities and Exchange Commission (the “SEC”) adopted a new rule under the 1940 Act regarding fair value determinations that permits a fund’s board to delegate such determinations to the fund’s adviser, subject to certain conditions (“Rule 2a-5”). Rule 2a-5 became effective as of March 8, 2021, and the mandatory compliance date was September 8, 2022. In accordance with Rule 2a-5, the Board of Trustees of the Fund (the “Board”) has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as the valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical investments at the measurement date.
Level 2—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2023:

Blackstone Floating Rate Enhanced Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$10,431,408	$2,962,322	$13,393,730
Diversified Consumer Services	–	9,461,504	691,527	10,153,031
Financial Services	–	7,179,753	2,103,417	9,283,170
Food Products	–	3,509,097	1,828,500	5,337,597
IT Services	–	7,558,173	1,893,505	9,451,678
Software	–	31,822,527	620,568	32,443,095
Specialty Retail	–	–	2,604,294	2,604,294
Other	–	246,841,071	–	246,841,071
Collateralized Loan Obligation Securities
Financial Services	–	–	10,904,368	10,904,368
Corporate Bonds	–	8,142,227	–	8,142,227
Common Stock
Health Care Equipment & Supplies	–	–	263,790	263,790
Exchange Traded Funds	5,685,527	–	–	5,685,527
Short Term Investments	9,280,163	–	–	9,280,163
Total	$14,965,690	$324,945,760	$23,872,291	$363,783,741

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(2,725)	–	(2,725)
Total	–	(2,725)	–	(2,725)

* Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Blackstone Floating Rate Enhanced Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligations Securities	Common Stock	Total
Balance as of September 30, 2022	$13,785,207	$18,608,635	$666,158	$33,060,000
Accrued Discount/premium	42,829	11,041		53,870
Realized Gain/(Loss)	7,504	(980,477)		(972,973)
Change in Unrealized Appreciation/(Depreciation)	412,164	1,719,925	(402,368)	1,729,721
Purchases(1)	11,350,467	-	-	11,350,467
Sales Proceeds(2)	(6,770,142)	(8,454,756)	-	(15,224,898)
Transfer Into Level 3	1,904,319	-	-	1,904,319
Transfer Out of Level 3	(8,028,215)	-	-	(8,028,215)
Balance as of June 30, 2023	$12,704,133	$10,904,368	$263,790	$23,872,291
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at June 30, 2023	$93,660	$577,284	$(402,368)	$268,576

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Information about Level 3 fair value measurements as of June 30, 2023:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$12,704,133	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	10,904,368	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	263,790	Third-party vendor pricing service	Broker quotes	N/A

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, "Borrowings") for investment purposes. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At June 30, 2023, 93.06% of the Fund’s Managed Assets were held in floating rate loan interests.

The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. The proceeds of Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition to SOFR and other alternative benchmark rates) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Market conditions in the past, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. To the extent a Loan is secured, there can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral of a secured Loan. The collateral of a secured Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Loans including, in certain circumstances, invalidating such Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. At June 30, 2023, the Fund had invested $16,967,285 in second lien secured loans.

The Fund anticipates that substantially all of Fund’s assets, including its investments in Loans, may be invested in instruments rated below investment grade, such as those rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

The Fund may acquire Loans through assignments or participations. The Fund will typically acquire Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through a participation.

The Fund invests in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower rated debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The underlying Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act, including interpretations or modifications by the SEC. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its common shares) or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of June 30, 2023, the Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation/ (Depreciation)
VT Topco, Inc., First Lien Delayed Draw Term Loan	$134	$133	$(2)
AthenaHealth Group, Inc. Delayed Draw, First Lien Term Loan	253,140	244,280	(2,734)
Pediatric Associates Holding Co. LLC, First Lien Term Loan	38,651	37,907	11
Total	$291,925	$282,319	$(2,725)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the period ended June 30, 2023, the Fund recorded a net change in unrealized depreciation on unfunded loan commitments totaling $47,001.

NOTE 5. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with The Bank of Nova Scotia, as the administrative agent, and a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit ("Leverage Facility") dated January 18, 2018, as amended on June 22, 2018, and as further amended on August 16, 2018, and as amended and restated on October 23, 2018, and as further amended and restated on December 28, 2018, and as amended on January 17, 2019, as further amended on June 27, 2019, as further amended on September 11, 2019, as further amended on January 16, 2020, as further amended on April 9, 2020, as further amended on January 14, 2021, as further amended on December 31, 2021, as further amended on January 27, 2022 and as further amended on December 30, 2022, to borrow up to an aggregate limit of $228,000,000 under two loan tranches, Tranche A and Tranche B. The Tranche A commitment allows for borrowings up to $200,000,000. The Tranche B commitment allows for borrowings for temporary purposes up to $28,000,000 and includes a swing line component with a commitment equal to $28,000,000. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 1.00% above adjusted term SOFR with respect to Tranche A loan, with adjusted term SOFR measured for the period commencing on the date of the making of such loan at adjusted term SOFR (or the last date upon which any other Tranche A loan was converted to, or continued as, such loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion and (b) 1.05% above adjusted term SOFR with respect to Tranche B loan and each swing line loan, with adjusted term SOFR measured for the period commencing on the date of the making of such loan at adjusted term SOFR (or the last date upon which any other loan was converted to, or continued as, such loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one month thereafter. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is (a) for Tranche A loans, 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts in all other events and (b) 0.15% for Tranche B loans. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. For the period ended June 30, 2023, the Fund had no borrowings outstanding for Tranche B. At June 30, 2023, the Fund had borrowings outstanding under its Leverage Facility of 110,550,000, at an interest rate of 6.25% for Tranche A. Due to the short term nature of the Agreement, face value approximates fair value at June 30, 2023. For the period ended June 30, 2023, the average borrowings under the Fund’s Leverage Facility and the weighted average interest rate was $114,352,930 and 5.28%, respectively for Tranche A. During the period ended June 30, 2023, the Fund incurred $195,175 for commitment fees on undrawn amounts.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over Borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of Borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.